SA FUNDS – Investment Trust

SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund

(each a “Fund,” and collectively, the “Funds”)

Supplement dated October 27, 2023 to the

Prospectus and Statement of Additional Information of each Fund,

each dated October 28, 2023, as amended

Buckingham Strategic Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. This Supplement is intended to provide certain updated information relating to the Adviser’s parent company, Focus Financial Partners Inc. (“Focus”).

Clayton, Dubilier & Rice Acquisition of Focus Financial Partners Inc.

As announced on February 27, 2023 and as previously disclosed to the Funds’ shareholders in a supplement to the Funds’ Prospectus and Statement of Additional Information filed on April 13, 2023, Focus agreed to be acquired by Clayton, Dubilier & Rice (“CD&R”). The purchase of Focus by CD&R closed on August 31, 2023 (the “Transaction”). Following the Transaction, Focus became privately owned, and its shares are no longer publicly traded. The Transaction is not expected to result in any material change in the day-to-day management of the Funds or the Adviser.

Change of Control

The closing of the Transaction was deemed to result in a change of control of the investment adviser to the Funds (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the investment adviser and each of the Funds (the “Advisory Agreement”) and the investment sub-advisory agreement between Dimensional Fund Advisors LP (“DFA”), the investment sub-adviser to the Funds (except the SA Worldwide Moderate Growth Fund) and the Adviser (collectively, the “Advisory Agreements”), in each case in effect at the time of the Transaction, contained a provision that each Advisory Agreement would terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control caused an assignment of the Advisory Agreements and resulted in the automatic termination of the Advisory Agreements.

Investment Advisory Agreements

On May 22, 2023, the Board of Trustees of the Funds (the “Board”) approved interim advisory agreements (the “Interim Advisory Agreements”), which will be in effect for no longer than 150 days following the closing of the Transaction, without prior approval of the Funds’ shareholders. The Interim Advisory Agreements have identical advisory fees for each of the Funds and have substantially similar terms and conditions to the Advisory Agreements, and otherwise meet the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees, pending shareholder approval of new investment advisory agreements.

On May 22, 2023, the Board also approved a new investment advisory agreement with the Adviser with respect to each of the Funds and a new investment sub-advisory agreement with DFA, with respect to each of the Funds (except the SA Worldwide Moderate Growth Fund) (together, the “New Advisory Agreements”). The New Advisory Agreements also must be approved by shareholders of each Fund. Fund shareholders are being asked to consider the approval of the New Advisory Agreements at a special meeting of shareholders (the “Special Shareholder Meeting”). The New Advisory Agreements have identical advisory fees for each of the Funds and substantially similar terms and conditions to the Advisory Agreements. Under the Interim Advisory Agreements and the New Advisory Agreements, there have not been and will not be any changes to the Funds’ respective portfolio management teams, investment objectives, policies, or principal investment strategies.

In the event a Fund’s shareholders do not ultimately approve the New Advisory Agreements even though the Board has approved operating pursuant to the Interim Advisory Agreements, the Adviser and DFA will receive the lesser of any costs incurred in performing investment advisory services and investment sub-advisory services, respectively, under the Interim Advisory Agreements (plus interest earned on that amount while in escrow); or the total amount in the escrow account (plus interest earned). Furthermore, if a Fund’s shareholders do not ultimately approve the New Advisory Agreements, the Adviser and DFA may no longer be able to serve as the investment adviser or the investment sub-adviser for the Fund upon the expiration of the Interim Advisory Agreements, and the Board will consider what actions may be appropriate for the Fund.

You should retain this Supplement for future reference.

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